Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 29, 2002, included in Warwick Community Bancorp, Inc.'s Annual Report on Form 10-K, into the Company's previously filed Registration Statement Nos. 333-40773 and 333-81467.


                                                         /s/ Arthur Andersen LLP

March 11, 2002